SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 10, 2006

JAVELIN PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
Delaware	0-31114	88-0471759
(State or other jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)
130 West 42nd Street, 12th Floor, New York, New York		10036
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code -	(212) 554-4550

N/A
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

On February 10, 2006, Douglas A. Hamilton announced his decision to resign from his positions as Chief Operating Officer and Chief Financial Officer of Javelin Pharmaceuticals, Inc. No departure date has been arranged. Mr. Hamilton will remain in his positions until a successor is named, and will continue as CFO through completion of the Company’s 2005 year end financial reports.

        A copy of the press release announcing the resignation is attached as an exhibit to this Report.

Item 9.01     Financial Statements and Exhibits

(c)    99.1   Press Release, dated February 10, 2006

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

JAVELIN PHARMACEUTICALS, INC.

Date: February 14, 2006	By:	/s/ Daniel B. Carr, M.D.
Daniel B. Carr, M.D.
Chief Executive Officer

Exhibit Index

Exhibit
Number       Exhibit

99.1  Press Release of Javelin Pharmaceuticals, Inc., dated February 10, 2006.